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                                                                Exhibit 10.11(a)

                        AMENDMENT TO COKE SALE AGREEMENT

                                     BETWEEN

                                 WCI STEEL INC.

                                       AND

                         MITTAL STEEL USA - WARREN, INC.

     This AMENDMENT TO COKE SALE AGREEMENT (this "Amendment") is effective January 1, 2007 and amends and supplements that certain Coke Sale Agreement dated November 10, 2005 (the "Agreement") by and between Mittal Steel USA - Warren, Inc. formally known as ISG Warren Inc. ("Seller") and WCI Steel, Inc. ("Buyer").

                                    RECITALS

     I. WHEREAS, pursuant to the Agreement executed by Buyer and Seller, the Term of the Agreement was to expire December 31, 2006.

     II. WHEREAS, Buyer and Seller wish to extend the Term, so that the Term terminates December 31, 2008.

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     III. WHEREAS, Buyer and Sell desire to amend Article III ("QUANTITY AND
SCHEDULING") of the Agreement such that the contemplated quantity of [*****](1) Net Tons be amended to [*****] Net Tons for the remainder of the Term.

     IV. WHEREAS, Buyer and Seller wish to amend Article VI ("PURCHASE PRICE") to reflect a change in the Purchase Price payable by Buyer to Seller for the Blast Furnace Coke.

     V. WHEREAS, Buyer and Seller desire to amend Article VII ("PAYMENT") to amend the Payment Terms.

     In consideration of the mutual covenants and promises herein contained and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Effective January 1, 2007, Article I ("TERM") of the Agreement is hereby amended to read as follows:

     "I. TERM

     This Agreement shall be effective August 1, 2005, and unless sooner terminated pursuant to the various provisions of this Agreement, shall continue for a period of forty-one calendar months through December 31, 2008 ("Term")."

     2. Effective January 1, 2007, Article III ("QUANTITY AND SCHEDULING") of the Agreement is hereby amended to read as follows:

     "III. QUANTITY AND SCHEDULING

     During the Term, Seller shall sell and deliver to Buyer and Buyer shall purchase and accept delivery from Seller, pursuant to the terms and conditions of this

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(1)  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
     EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

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Agreement, [*****]% of the Blast Furnace Coke produced by Seller's Coke Plant.
Buyer acknowledges that the production rate of Blast Furnace Coke at Seller's Coke Plant will vary from time to time. Seller, understanding the critical nature of coke supply, will provide Buyer with prior notice of any planned outage of coke producing capability at the Coke Plant. The aggregate amount of Blast Furnace Coke to be purchased and sold hereunder shall not exceed [*****] Net Tons (consisting of 2,000 pounds avoirdupois). Blast Furnace Coke deliveries hereunder shall be approximately [*****] Net Tons per calendar week (Monday through Sunday) or [*****] Net Tons per day subject to change as a result of production rate variations."

     3. Effective January 1, 2007, Article VI ("PURCHASE PRICE") of the Agreement is hereby amended to read as follows:

     "VI. PURCHASE PRICE

     During the Term of this Agreement for each Net Ton of Blast Furnace Coke delivered hereunder, Buyer shall pay Seller a [*****] of U.S. $[*****] F.O.B. Blast Furnace surge bin at Buyer's Plant for [*****]% of the coke production delivered to Buyer by Seller. The remaining [*****]% of the Blast Furnace Coke production of Seller delivered to Buyer shall be at a [*****] Price indexed to $[*****] per metric ton above the [*****] of the F.O.B. [*****] ([*****]% ash)
Blast Furnace Coke price as stated in the [*****]. The [*****] Price will be adjusted quarterly. The basis of the [*****] Price is $[*****] per metric ton F.O.B. [*****] and relates to the [*****] price of $[*****] per net ton sale price F.O.B. Blast Furnace Coke. The [*****] Price will move upward or downward [*****]. For example if the [*****] of the selling price as stated in the [*****]

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for [*****] coke ([*****]% ash) is $[*****] per metric ton the [*****] Price to
Buyer would be $[*****] per net ton. If the [*****] of the selling price as stated in the [*****] for [*****] coke ([*****]%) ash is $[*****] per metric ton the [*****] Price to Buyer would be $[*****] per net ton. In the event the [*****] of the price for F.O.B. [*****] ([*****]% ash) Blast Furnace Coke as published in the [*****] is $[*****] or greater per metric ton the formula for the [*****] Price of $[*****] per net ton will convert to [*****]% of the Delivered Coke to the Buyer. The remaining [*****]% of the Delivered Coke to Buyer will be priced at the [*****] Price.

     Both parties agree that the [*****] should reflect the normal transaction price for coke loaded in [*****]. If either party determines that the published price does not reflect the current transaction price, the parties will meet and agree upon the current transaction price. If the parties are unable to reach an agreement the dispute will be resolved through binding Baseball-type Arbitration. Such arbitration shall be governed by the CPR Rules for Non-Administered Arbitration of Business Disputes.

     The Purchase Price for Blast Furnace Coke during any renewal term of this agreement shall be according to separate written agreement between the parties as provided in Section I hereof."

     4. Effective January 1, 2007, Article VII ("PAYMENT") of the Agreement is hereby amended to read as follows:

     "VII. PAYMENT

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     Seller shall invoice Buyer no less frequently than weekly for Blast Furnace
Coke delivered hereunder. Effective January 1, 2007 Buyer shall pay Seller the amount invoice within [*****] ([*****]) calendar days following the date of invoice by wire transfer to an account identified by Seller from time to time or through other payment method specified by Seller. Effective March 1, 2007 Buyer shall pay Seller the amount invoice within [*****] ([*****]) calendar days following the date of invoice by wire transfer to an account identified by Seller from time to time or through other payment method specified by Seller. Effective May 1, 2007 Buyer shall pay Seller the amount invoiced within [*****] ([*****]) calendar days following the date of invoice by wire transfer to an account identified by Seller from time to time or through other payment method specified by Seller. Buyer shall, upon request by Seller, provide Seller with all information concerning Buyer's financial condition that Seller may reasonably require to determine Buyer's capability to satisfy its obligations hereunder. Buyer shall, upon request by Seller, provide such financial assurances that Seller may require to satisfy Seller that Buyer will complete its obligations hereunder."

     5. Effective January 1, 2007, Article XII ("ASSIGNMENT") of the Agreement is hereby amended to read as follows:

     "XII. ASSIGNMENT

     This Agreement is assignable by either party hereto only with the written consent of the non-assigning party, which consent shall not be unreasonably withheld. Upon an effective assignment as provided for in this paragraph XII, the assigning party shall

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thereafter be fully released from its obligation hereunder; provided, however, that the assignor and assignee shall be jointly and severally liable for payment for Blast Furnace Coke delivered to Buyer prior to assignment. Subject to the limitations set forth in this paragraph XII, all the terms of this Agreement shall be binding upon inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything in this Agreement to the contrary, upon written notice to Seller, Buyer may assign this Agreement and/or its rights and obligations hereunder (1) to any affiliate of Buyer that controls, is controlled by, or is under common control with Buyer; and (2) to any entity that acquires all or substantially all of Buyer's assets to which this Agreement pertains or that merges with Buyer."

     6. This Amendment shall be construed in accordance with, and governed in all respects by, the laws of the State of Ohio without giving effect to the principles of conflict of laws thereof.

     7. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     8. Except as expressly provided herein, each of the provisions of the Agreement shall remain in full force and effect following the execution of this Amendment.

     9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

                                        WCI STEEL, INC.


                                        By:
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                                        Its:
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                                        Date:
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                                        MITTAL STEEL USA - WARREN, INC.


                                        By:
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                                        Its:
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                                        Date:
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